Exhibit 99.1

PRIVATE PLACEMENT
PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (this “Agreement”) is dated _________________, 2011 (the “Effective Date”), by and between , whose address is .(the “Purchaser”), and PGI ENERGY, INC, a Texas Corporation, whose address is 7322 Southwest Frwy, Suite 1100 Houston, TX. 77074 (the “Issuer”).

Recitals

A.     Issuer is authorized to sale the following shares of Preferred Stock and Senior Secured Convertible Debt Notes, in a Texas corporation ("the Company"): PGI ENERGY, INC

(i)	Up to 10,000,000 SHARES OF COMMON STOCK. The shares are priced at $2.50 per share. Said shares of preferred stock is hereinafter collectively referred to as the "Shares"

(ii)	Concurrent with this offering we are offering up to $100 mil. in Senior Secured Convertible Debt Notes at $100,000 per unit, one year term (1) paying 12% coupon monthly, convertible to common stock at conversion rate of $1.00 per share with registration rights filing within 90 days of purchase.

B.      The Purchaser desires to purchase the Shares or Notes from the Issuer and the Issuer desires to sell the Shares or Notes to the Purchaser, in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, for good valuable consideration and the mutual promises herein made and in further consideration of the representations, warranties, and covenants contained herein, the parties agree as follows:

Terms

- PURCHASE AND SALE OF SHARES

Sale and Purchase of Shares. Subject to the terms and conditions of this Agreement, the Purchaser shall purchase the Shares from the Issuer, and the Issuer shall sell, assign, and deliver the Shares to the Purchaser, free and clear of all liens, claims, encumbrances, security interests and similar interests of any kind or nature whatsoever.

Purchase Price. The aggregate purchase price to be paid by the Purchaser for __________________number of the Shares Par value $0.01 and price per share is $2.50 USD ( Two Dollar) (the “Purchase Price”), and or The aggregate number of Senior Secured Convertible Notes to be purchased #___________and the purchase price per unit is $100,000 per note payable as follows:

Disclosure of Information. Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by Purchaser under this Agreement. Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Purchaser or to which Purchaser had access.

Investment Experience. Purchaser understands that the purchase of the Shares and or Notes involves substantial risk. Purchaser or its principal: (i) have experience as an investor in securities of companies in the development stage and acknowledges that is able to fend for itself, can bear the economic risk of investment in the Shares and or Notes and has such knowledge and experience in financial or business matters that Purchaser is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

Accredited Investor Status. Purchaser is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

Restricted Securities. Purchaser understands that the Shares will be characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Seller in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. Purchaser represents to Seller that Purchaser is familiar with Rule 144 and 144A of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Purchaser understands that the Company will register its common shares for sale and only at such time as the registration statement is deemed effective by the SEC will the stocks become free trading shares. Purchaser further understands that no public market now exists for any of the Shares and that it is uncertain whether a public market will ever exist for the Shares.

Further Representations by Foreign Investors. Foreign investors making purchases outside the US is presumed to rely upon SEC Regulation S which allows them to resale securities acquired as free-trading. If Purchaser is not a Unites States person, Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any offer to purchase the Shares, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Purchaser's purchase and payment for the Shares, and Purchaser's continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

IN WITNESS WHEREOF, the parties hereto have entered into this Share Purchase Agreement as of the Effective Date.

Signed, sealed and delivered

PURCHASER:
___________________________
By: ___________________________
Name: ___________________________
Title:   ___________________________

ISSUER:
PGI ENERGY, INC, a Texas Corporation
By: _________________________________
Name: Marcellous McZeal
Title: CEO/Legal Counsel

PGI ENERGY, INC
SUBSCRIPTION AGREEMENT

The undersigned subscriber (the “Subscriber”) and co-subscriber, if any (the “Co-Subscriber”), desire(s) to subscribe for and purchase shares of common stock, $.01 par value per share (“Common Stock”), of PGI ENERGY, INC a Texas corporation (the “Company”), to be issued by the Company upon the terms set forth in this Subscription Agreement and pursuant to the Company’s Offering Statement, dated _________, 2010, and all amendments and supplements thereto, if any (the “Offering Statement”), related to the offer, sale and issuance (the “Offering”) of up to a maximum of 10,000,000 shares of the Company’s Common Stock (the “Shares”) by the Company pursuant to the Offering Statement.

If you need assistance in completing this Subscription Agreement, please contact Mr. Marcellous McZeal, Chief Executive Officer, and Corporate Counsel, of the Company at:

Marcellous McZeal, CEO
1200 Rothwell
Houston, Texas 77002
(713)236-0639

The undersigned Subscriber and Co-Subscriber hereby subscribe for and agree to purchase __________________number of the Preferred Shares Class C Par value $0.01 and price per share is $2.50 USD ( Two Dollar) (the “Purchase Price”), and or the aggregate number of Senior Secured Convertible Notes to be purchased #___________and the purchase price per unit is $100,000 per note for a total of $_________________(the “Subscription Amount”), all pursuant to the terms of the Offering Statement .

When complete, please mail or deliver this duly executed Subscription Agreement and your Subscription Amount to:

Marcellous McZeal, Esquire
1200 Rothwell
Houston, Texas 77002
(713)236-0639

Please make the check for your Subscription Amount payable to “PGI ENERGY, INC”

I. SUBSCRIBER AND CO-SUBSCRIBER INFORMATION

1. Subscriber Information:

Name of Subscriber:

Address:

Telephone No.:

Fax No.:

Email address:

Social Security No.:

Taxpayer ID No.:

Please check one of the following:	[ ] U.S. Citizen

[   ] U.S. Citizen residing outside the U.S.
[   ] Resident Alien
[   ] Non-U.S. Citizen or Alien
[   ] Entity formed in the U.S.
      Specify domicile:
________________________________
[   ] Non-U.S. entity

2. Co-Subscriber Information:

Name of Co-Subscriber:

Address:

Telephone No.:

Fax No.:

Email address:

Social Security No.:

Taxpayer ID No.:

Please check one of the following:	[ ] U.S. Citizen
[ ] U.S. Citizen residing outside the U.S.
[ ] Resident Alien
[ ] Non-U.S. Citizen or Alien
[ ] Entity formed in the U.S.
Specify domicile:
________________________________
[ ] Non-U.S. entity

II. SUBSCRIBER AND CO-SUBSCRIBER ACKNOWLEDGEMENTS

The undersigned Subscriber and Co-Subscriber, if any, each acknowledge that:

• [ ]	The Company reserves the right to unconditionally accept or reject Subscriber’s and an Co- Subscriber’s subscription for Shares, in whole or in part, and that (i) the Company will notify me whether my subscription is accepted or rejected and (ii) if such subscription is rejected, the Subscription Amount will be returned to me without deduction, interest or charge.

• [ ]	Subscriber and any Co-Subscriber acknowledge(s) that the Company reserves the right to accept or reject this subscription for any reason or for no reason.

• [ ]	Subscriber and any Co-Subscriber has/have received and read a copy of the Prospectus.

• [ ]	Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase the Shares. The person(s) executing this Subscription Agreement, as well as all other documents related to the Offering, represent(s) that he, she, it, or they are duly authorized to execute all such documents on behalf of such entity.

III. SIGNATURE(S) OF SUBSCRIBER AND CO-SUBSCRIBER

NOTE: BY EXECUTING THIS AGREEMENT, SUBSCRIBER DOES NOT HEREBY WAIVE ANY RIGHTS UNDER U.S. FEDERAL SECURITIES LAWS.

Name of Subscriber:	Signature:

Date:

Name of Co-Subscriber:	Signature:

Date:

IV. CAPACITY CLAIMED BY EACH SIGNER

1.	Subscriber Capacity:

Individual

Attorney-In-Fact

Trustee

Partner

Guardian/Conservator

Corporate

Other: ______________________________

Officer _____________________________
             _____________________________

2.	Co-Subscriber:

Individual

Attorney-In-Fact

Trustee

Partner

Guardian/Conservator

Corporate

Other: ______________________________

Officer _____________________________
             _____________________________

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V. ACCEPTANCE OF SUBSCRIPTION BY COMPANY

The foregoing subscription is hereby accepted by PGI ENERGY, INC on this ______day of _____________2011.

PGI ENERGY, INC

By:

Its:

Name: